UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2016

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Option Agreement with Aspire Capital

On February 3, 2016, Uranium Resources, Inc. (“URI” or the “Company”) entered into an Option Agreement (the “Option Agreement”) with Aspire Capital Fund, LLC (“Aspire Capital”), pursuant to which Aspire Capital granted to URI the right at any time or times prior to April 30, 2017 to require Aspire Capital to enter into up to two common stock purchase agreements, each having a term of up to 24 months and collectively requiring Aspire Capital to purchase up to $10 million in the aggregate of URI’s common stock (or such lesser amount as URI may determine) on an ongoing basis when required by URI. As consideration for Aspire Capital entering into the Option Agreement, URI issued 900,000 shares of its common stock to Aspire Capital.

Under the proposed common stock purchase agreements and subject to the terms and conditions set forth therein, on any business day selected by URI, URI would have the right, in its sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital to purchase up to 200,000 shares of URI’s common stock per business day (in a purchase amount up to $300,000 on each such business day) up to an aggregate of $10 million of URI’s common stock at a per share price equal to the lesser of:

•

the lowest sale price of URI’s common stock on the purchase date; or

•

the arithmetic average of the three (3) lowest closing sale prices for URI’s common stock during the twelve (12) consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which URI submits a Purchase Notice to Aspire Capital and the closing price of URI’s common stock is higher than $0.50 per share, URI would also have the right, in its sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice directing Aspire Capital to purchase up to an additional 30% of the trading volume of the shares for the next business day, on the terms and conditions to be set forth in the proposed common stock purchase agreements.

Under the proposed common stock purchase agreements, URI and Aspire Capital would not effect any sales on any purchase date where the closing sale price of URI’s common stock is less than $0.10 per share. URI is under no obligation to issue any additional commitment shares to Aspire Capital upon entering into a common stock purchase agreement pursuant to the terms of the Option Agreement.

Stock Purchase Agreement

On February 4, 2016, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Aspire Capital, pursuant to which the Company agreed to sell 3,560,000 shares of URI common stock to Aspire Capital in a registered direct offering (the “Offering”), without an underwriter or placement agent. The closing of the Offering is scheduled to occur on February 4, 2016. Net proceeds to the Company from the Offering are expected to be approximately $830,000 after deducting anticipated transaction expenses of approximately $8,000. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include technical studies, restoration commitments, capital expenditures and working capital.

The Offering was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-196880) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated February 4, 2016. The legal opinion and consent of Hogan Lovells US LLP addressing the validity of the shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated into the Registration Statement.

The foregoing description of the terms and conditions of the Option Agreement and Stock Purchase Agreement are not complete and are qualified in their entirety by the full text of the Option Agreement and Stock Purchase Agreement, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 1.01 by reference.

The Option Agreement and Stock Purchase Agreement contain customary representations and warranties, covenants, conditions to closing and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of those agreements and in the context of the specific relationship between the parties. The provisions of the Option Agreement and Stock Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements or parties expressly permitted to rely on such provisions and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements related to the proposed common stock purchase agreements and the closing of the Offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 7.01

Regulation FD Disclosure.

On February 4, 2016, the Company issued a press release announcing the Company’s entry into the Option Agreement and the Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

5.1	Opinion of Hogan Lovells US LLP.

10.1	Option Agreement, dated February 3, 2016, between Uranium Resources, Inc. and Aspire Capital Fund, LLC.

10.2	Stock Purchase Agreement, dated February 4, 2016, between Uranium Resources, Inc. and Aspire Capital Fund, LLC.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release dated February 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2016

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Hogan Lovells US LLP.

10.1	Option Agreement, dated February 3, 2016, between Uranium Resources, Inc. and Aspire Capital Fund, LLC.

10.2	Stock Purchase Agreement, dated February 4, 2016, between Uranium Resources, Inc. and Aspire Capital Fund, LLC.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release dated February 4, 2016.